UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 14, 2011

(Date of earliest event reported)

CANANDAIGUA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	2-94863	16-1234823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

72 South Main Street Canandaigua, New York	14424
(Address of principal executive offices)	(Zip Code)

(585) 394-4260

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

On November 14, 2011, Canandaigua National Corporation (the “Corporation”) issued a press release announcing that it has entered into an agreement with WBI OBS Financial, a subsidiary of WestBridge Investments, to acquire a majority interest in the parent company of OBS Financial Services, an outsourced investment management provider (the “OBS Transaction”).  A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

99.1

Press Release dated November 14, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANANDAIGUA NATIONAL CORPORATION

Dated:   November 14, 2011

By: /s/ Lawrence A. Heilbronner

Lawrence A. Heilbronner

Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 14, 2011